UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)  (Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

DIVIDEND GROWTH FUND (ARDGX)

AUGUST 31, 2017

ARCHER FUNDS

MANAGERS COMMENTARY

AUGUST 31, 2017 (UNAUDITED)

To Our Shareholders,

Archer Balanced Fund (ARCHX)

The Archer Balanced fund had a total return of 9.69% for the Year ended August 31, 2017 and 4.70% since inception (September 27, 2005) compared to a total return of 9.08% and 7.19% for the Dow Jones Moderate U.S. Portfolio Index, over the same periods.

Performance Review

We have been pleased with the performance of the Archer Balanced Fund for the past year.  The Fund maintained a balance of approximately 65% equities and 35% fixed income throughout the year.  The Fund's investment style has remained consistent within both equities and fixed income by maintaining a tilt towards large-cap value in equities and short- to intermediate-term investment grade companies in fixed income.  The managers continue to believe the conservative positioning of the Fund is prudent for the style and will reward shareholders over the long term.  We have continued to position the portfolio for what we believe is an inevitable increase in long-term interest rates.  As we have noted in previous shareholder letters we have taken this position for quite some time and, although interest rates have remained near historic lows, we continue to believe the yield of the 10-year U.S. Treasury Note will ultimately rise significantly as Central Bank accommodation is removed and inflation pressures mount in the economy.  As the Federal Reserve has begun to increase short-term rates and the economy continues to show signs of a steady, albeit slow recovery, we believe it is prudent to avoid attempts to capture short-term performance in an effort to create long-term value for our fellow shareholders.

Equity Portfolio

Earnings and revenues for the broad-based, U.S. stock market have rebounded this year as popular stock indices have continued marching to new highs.   We continue to focus our efforts on holding companies with sound balance sheets, steady revenue sources, strong cash flow, and reasonable valuations.  We have also leaned towards companies with stable dividend policies as those returns to shareholders are a positive contributor to long-term performance.  We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining a significant weighting in Technology, Consumer Defensives, and Healthcare, and Energy companies.  The latter sectors have experienced significant "headline risk" as we have progressed through a year with a particularly charged political and social environment.  That said, we feel some of the risks may be over done, and continue to believe that the potential for long-term value has been created in certain segments of the Healthcare and Energy sectors.

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

Fixed-Income Portfolio

At the risk of sounding like a broken record, we reiterate our position from the prior year:  “We have remained in much the same position as the prior year and have added a few shorter duration fixed income positions as some have matured during the last year.  We continue to remain short-term with our holdings.  Although it is becoming quite clear that the general level of interest rates may stay low for a couple of years still to come.  We to continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.”  A more active Federal Reserve has added to volatility in the fixed income markets, but yields remain near generational lows.  Many companies have weakened their balance sheets by issuing debt at these low levels in order to fund more stockholder friendly actions.  We feel it is prudent to maintain a more defensive posture by overweighting short- to intermediate-term maturities and keeping a close eye on the credit quality of issuers.

Current Strategy

We will continue to monitor the performance of each security on a case by case basis relative to our estimate of fair value.  When we feel the market value of a specific security is beyond a reasonable valuation for the company, we will discontinue holding that security.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation returns to a “buying” level, then we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors because they are currently hot.  All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve.  Our investment strategy does not change and remains focused on uncovering value over the long term.  We believe this portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward.  As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2016 and are not intended as a forecast or investment recommendation.

Archer Stock Fund (ARSKX)

The Archer Stock Fund posted a return of 11.44% for the year ended August 31, 2017 and 7.84% since inception of March 11, 2011.  This compared to a gain of 16.21% for the S&P 500 Index and 12.86% since inception.

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

Performance Review

The Archer Stock Fund is a go anywhere Fund, seeking to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  That fund will normally maintain a significant weighting in small- to medium-sized companies.  Although managers closely monitor macro-economic conditions, positions in the fund are normally selected on their own merits using company fundamentals and valuation as a guide.  There will be times when this method of selecting securities may lead to the relative over- or underweighting of particular sectors.  The fund currently maintains relatively large weightings in technology, financial and healthcare companies.  With respect to the latter sector, the managers believe that uncertainty surrounding the state of health insurance in the United States has created mispricing in the market of numerous healthcare companies.  While it may take time to, we feel strongly that the market will ultimately recognize the value of these companies.   As of August 31, 2017, the Fund held 49 equity positions and a roughly 1% cash position.  Although there may be times when the Fund holds greater or fewer positions, the managers will strive to limit the holdings of the Fund to their 50 best ideas.  This results in a relatively concentrated portfolio which can lead to periods of relative underperformance, but will reduce turnover of the portfolio in an attempt to create long-term shareholder value.   We continue to seek out companies with strong balance sheets and the opportunity to improve sales and earnings over the long term.

Archer Income Fund (ARINX)

The Archer Income Fund returned 1.54% for the year ended August 31, 2017 and 3.06% from the date of inception on March 11, 2011 compared to a gain of 0.50% and 3.55% for the year ended and since inception for the Bloomberg Barclay’s Capital U.S. Aggregate Bond Index and 1.92% and 4.00% for the year ended and since inception for the Bloomberg Barclay’s Intermediate Credit Index.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors since the date of inception.  The bond market continues to present investors with many challenges.  We expect rates to continue to rise as they have been artificially lowered by government intervention for several years.

We believe one advantage we have over many of our counterpart funds is we plan to hold our positions until they mature.  We have not seen the outflow of many other bond mutual funds as reported in the news.  In fact, we continue to have inflows into all our funds which has given us a distinct advantage of not having to liquidate positions at a gain or loss.  In fact, with the anticipation of yields rising, we continue to look to additional holdings and are buyers of shorter-term duration debt with the intention to collect the coupons until maturity.  This should bode well for our shareholders.  We believe in the positions we hold and continue to personally own the fund in our and our family accounts.

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

We continue to seek attractive long-term investment opportunities primarily in higher-yielding, segments of the investment grade corporate markets. While we do not envision a sudden spike in interest rates, nor a default which would directly impact our holdings, we are mindful of the “tail risk” and continue to position the fixed income portfolio to protect against interest-rate, default and currency risks.

Archer Dividend Growth Fund (ARDGX)

The Archer Dividend Growth Fund returned 4.04% for the year ended August 31, 2017, which marked its first year since inception, compared to the Dow Jones Large-Cap Value Total Stock Market Index return of 13.02% for the same period.

The Archer Dividend Growth Fund is first seeking companies we believe will have long-term dividend payouts for shareholders.  We are seeking to ensure our monthly dividend as well as preservation of capital of the investments.  With interest rates on the 10 year Treasury near 2.3%, we believe the 3% yield on the Archer Dividend Growth Fund is appealing to shareholders looking for monthly return.  The investments in the Fund we believe will continue to grow earnings and the dividend offered to investors.  We contrast this for the investor looking to capture yield with a potential increase in yield and principal over time.

Troy C. Patton, CPA/ABV

President

ARCHER BALANCED FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Archer Balanced Fund
Dow Jones Moderate U.S. Portfolio Index
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
Sep-05
Aug-06
Aug-07
Aug-08
Aug-09
Aug-10
Aug-11
Aug-12
Aug-13
Aug-14
Aug-15
Aug-16
Aug-17

Average Annual Total Returns
For the Periods Ended August 31, 2017

	Archer Balanced Fund	Dow Jones Moderate U.S. Portfolio Index
1 Year	9.69%	9.08%
3 Year	6.03%	6.03%
5 Year	9.30%	9.39%
10 Year	3.79%	6.87%
Since Inception	4.70%	7.19%
Value	$17,294	$22,879

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

   Cumulative Performance Comparison of $10,000 Investment Since Inception *

13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Mar-11
Aug-11
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16
Feb-17
Aug-17
Archer Income Fund
Bloomberg Barclay's Capital U.S. Aggregate Bond Index
Bloomberg Barclay's Intermediate Credit Index

Average Annual Total Returns
For the Periods Ended August 31, 2017

	Archer Income Fund	Bloomberg Barclay's Capital U.S. Aggregate Bond Index	Bloomberg Barclay's Intermediate Credit Index
1 Year	1.54%	0.50%	1.92%
3 Year	1.81%	2.65%	2.76%
5 Year	1.96%	2.20%	2.84%
Since Inception	3.06%	3.55%	4.00%
Value	$12,156	$12,535	$12,891

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Bloomberg Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM  pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Bloomberg Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER STOCK FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Archer Stock Fund
S&P 500 Index
S&P 400 Midcap Index
25,000
23,000
21,000
19,000
17,000
15,000
13,000
11,000
9,000
7,000
Mar-11
Aug-11
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16
Feb-17
Aug-17

Average Annual Total Returns
For the Periods Ended August 31, 2017

	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
1 Year	11.44%	16.21%	12.35%
3 Year	3.44%	9.53%	8.06%
5 Year	10.67%	14.34%	13.96%
Since Inception	7.84%	12.86%	11.43%
Value	$16,307	$ 21,888	$ 20,157

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER DIVIDEND GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Archer Dividend Growth Fund
Dow Jones US Large-Cap Value Total Stock Market Index
19,000
17,000
15,000
13,000
11,000
9,000
7,000
Sep-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17

Average Annual Total Returns
For the Period Ended August 31, 2017

	Archer Dividend Growth Fund	Dow Jones US Large-Cap Value Total Stock Market Index
Since Inception	4.04%	13.02%
Value	$10,404	$11,302

*This chart assumes an initial investment of $10,000 made on September 1, 2016.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones US Large-Cap Value Total Stock Market Index measures large cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire’s criteria for value.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER BALANCED FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment type.  The underlying securities represent a percentage of the portfolio of investments.

* The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER INCOME FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by investment type.  The underlying securities represent a percentage of the portfolio of investments.

* The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER STOCK FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

ARCHER DIVIDEND GROWTH FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017

Shares/Principal		Value

COMMON STOCKS - 65.47%

Air Courier Services - 1.91%
3,000	FedEx Corp.	$ 643,140

Aircraft - 1.78%
2,500	Boeing Co.	599,150

Aircraft Engines & Engine Parts - 1.78%
5,000	United Technologies Corp.	598,600

Beverages - 1.03%
3,000	PepsiCo, Inc.	347,190

Bituminous Coal & Lignite Surface Mining - 0.00%
1	Peabody Energy Corp. *	15

Cable & Other Pay Television Services - 4.09%
14,000	Comcast Corp. Class A	568,540
8,000	Walt Disney Co.	809,600
		1,378,140
Commercial Banks, Nec - 1.83%
11,500	Toronto Dominion Bank (Canada)	616,515

Electric Services - 1.70%
3,800	NextEra Energy, Inc.	571,938

Electronic Computers - 2.29%
4,700	Apple, Inc.	770,800

Food & Kindred Products - 1.23%
4,900	Nestle S.A. ADR	415,324

Footwear - 1.41%
9,000	Nike, Inc. Class B	475,290

Hospital & Medical Service Plans - 1.17%
2,500	Aetna, Inc.	394,250

Instruments for Measurements & Testing of Electricity & Electric Signals - 1.59%
15,000	Teradyne, Inc.	534,150

* Non-income producing

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Life Insurance - 1.33%
4,400	Prudential Financial, Inc.	$ 449,152

Motor Vehicle Parts & Accessories - 1.85%
4,500	Honeywell International, Inc.	622,215

National Commercial Banks - 6.24%
9,000	Citigroup, Inc.	612,270
7,100	JPMorgan Chase & Co.	645,319
10,500	US Bancorp.	538,125
6,000	Wells Fargo & Co.	306,420
		2,102,134
Natural Gas Transmission - 1.20%
21,000	Kinder Morgan, Inc.	405,930

Oil & Gas Filed Services, NBC - 1.09%
5,800	Schlumberger Ltd. (France)	368,358

Petroleum Refining - 0.96%
3,000	Chevron Corp.	322,860

Pharmaceutical Preparations - 8.72%
8,900	Bristol Myers Squibb Co.	538,272
4,000	Celgene Corp. *	555,720
4,000	Johnson & Johnson	529,480
9,000	Merck & Co., Inc.	574,740
16,000	Pfizer, Inc.	542,720
4,000	Sanofi ADR	195,360
		2,936,292
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.59%
3,000	Dow Chemical Co.	199,950

Railroads, Line-Haul Operating - 0.69%
2,200	Union Pacific Corp.	231,660

Retail - Apparel & Accessory Stores - 1.44%
20,000	Hanesbrands, Inc.	485,200

Retail - Drug Stores and Proprietary Stores - 1.61%
7,000	CVS Caremark Corp.	541,380

* Non-income producing

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Retail - Eating & Drinking Places - 0.98%
6,000	Starbucks Corp.	$ 329,160

Retail - Lumber & Other Building Material Dealers - 1.78%
4,000	The Home Depot, Inc.	599,480

Retail - Variety Stores - 1.04%
4,500	Wal-Mart Stores, Inc.	351,315

Semiconductors & Related Devices - 3.12%
1,800	Broadcom Ltd. (Singapore)	453,726
17,000	Intel Corp.	596,190
		1,049,916
Services - Business Services - 3.02%
3,800	Accenture Plc. Class A (Ireland)	496,888
3,900	MasterCard, Inc. Class A	519,870
		1,016,758
Services-Computer Programming, Data Processing, Etc. - 3.46%
500	Alphabet, Inc. Class A *	477,620
4,000	Facebook, Inc. Class A *	687,880
		1,165,500
Services-General Medical & Surgical Hospitals - 1.00%
4,300	HCA Healthcare, Inc. *	338,238

Ship & Boat Building & Repairing - 1.79%
3,000	General Dynapics Corp.	604,050

Telephone Communications (No Radio Telephone) - 1.75%
15,700	AT&T, Inc.	588,122

TOTAL FOR COMMON STOCKS (Cost $16,620,057) - 65.47%		22,052,172

CORPORATE BONDS - 18.04% (a)

Agriculture Chemicals - 0.24%
75,000	CF Industries Holdings, Inc., 7.125%, 5/01/20	82,688

Air Transportation, Scheduled - 0.45%
150,000	Southwest Airlines Co., 2.750%, 11/06/19	152,522

* Non-income producing

(a) With the exception of Cibolo Canyon, all Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Banks & Financial Institutions - 0.15%
50,000	Societe Generale, 2.4625%, 4/22/20 (France) **	$ 50,331

Computer Communications Equipment - 0.40%
125,000	Juniper Networks, Inc., 4.50%, 3/15/24	133,944

Computer Storage Devices - 0.52%
182,000	EMC Corp., 3.375%, 6/01/23	175,711

Crude Petroleum & Natural Gas - 1.03%
200,000	Murphy Oil Corp., 3.50%, 12/01/17	200,056
150,000	Murphy Oil Corp., 4.00%, 6/01/22	147,603
		347,659
Dental Equipment & Supplies - 0.62%
200,000	DENTSPLY International, Inc., 4.125%, 8/15/21	209,326

Distribution/Wholesale - 0.15%
50,000	Tech Data Corp., 3.75%, 9/21/17	50,029

Electric Services - 0.47%
150,000	Exelon Generation Co., LLC, 4.00%, 10/01/20	157,231

Food & Kindred Products - 0.31%
100,000	Kraft Foods Group, Inc., 6.125%, 8/23/18	104,122

Healthcare Providers & Services - 0.29%
100,000	Catholic Health Initiatives, 2.95%, 11/01/22	98,619

Metal Mining - 0.30%
100,000	Freeport-McMoran, Inc., 3.10%, 3/15/20	100,000

Miscellaneous Business Credit Institution - 0.30%
100,000	Ford Motor Credit Co. LLC., 2.56639%, 11/20/18 **	99,926

Miscellaneous Manufacturing Industries - 0.32%
100,000	Hillenbrand, Inc., 5.50%, 7/15/20	107,059

Motor Vehicle Parts & Accessories - 0.32%
100,000	Lear Corp., 5.25%, 1/15/25	107,173

** Variable rate security; the coupon rate shown represents the yield at August 31, 2017.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

National Commercial Banks - 0.75%
150,000	Citigroup, Inc., 2.40%, 2/18/20	$ 151,358
100,000	Old National Bancorp., 4.125%, 8/15/24	101,573
		252,931
Operative Builders - 0.63%
200,000	Lennar Corp., 4.875%, 12/15/23	211,500

Pharmaceutical Preparations - 0.75%
250,000	AbbVie, Inc., 2.90%, 11/06/22	253,620

Printed Circuit Boards - 0.16%
50,000	Jabil Circuit, Inc., 5.625%, 12/15/20	54,155

Property & Casualty Insurance - 0.71%
200,000	Zurich Reinsurance Centre Holdings, 7.125%, 10/15/23 (Switzerland)	240,597

Real Estate - 0.47%
50,000	Aurora Military Housing, 5.35%, 12/15/25	53,470
104,862	Cibolo Canyon CTFS, 3.00%, 8/20/20 (b)	103,813
		157,283
Retail - Auto & Home Supply Stores - 0.32%
100,000	Advanced Auto Parts, Inc., 5.75%, 5/01/20	107,878

Retail - Department Store - 0.93%
300,000	Dillards, Inc., 7.13%, 8/01/18	312,343

Retail - Drug Stores & Proprietary Stores - 0.54%
175,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	181,271

Retail - Shoe Stores - 0.34%
100,000	Foot Locker, Inc., 8.50%, 1/15/22	116,375

Retail - Variety Stores - 0.63%
200,000	Wal-Mart Stores, Inc., 3.625%, 7/08/20	211,148

Services - Business Services - 0.51%
170,000	EBay, Inc., 2.60%, 7/15/22	170,351

Services - Computer Programming Services - 0.53%
175,000	VeriSign, Inc., 4.625%, 5/01/23	180,031

(b) Categorized as Level 3 of the fair value hierarchy.  Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales.  The restricted security represents 0.31% of net assets.  Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Services - Educational Services - 0.24%
75,000	Graham Holdings Co., 7.25%, 2/01/19	$ 79,877

Services - General Medical & Surgical Hospitals - 0.32%
100,000	HCA Holdings, Inc., 6.25%, 2/15/21	108,000

Services - Personal Services - 0.73%
225,000	H&R Block, Inc., 5.50%,11/01/22	247,415

Services - Prepackaged Software - 1.65%
300,000	CA, Inc., 5.375%, 12/01/19	320,346
75,000	Symantec Corp., 3.95%, 6/15/22	77,753
150,000	Symantec Corp., 4.20%, 9/15/20	157,875
		555,974
Services - Video Tape Rental - 0.48%
150,000	Netflix, Inc., 5.375%, 2/01/21	160,688

State Commercial Banks - 0.31%
100,000	Home Bancshares, Inc., 5.625%, 4/15/27	103,627

Transportation Services - 0.32%
100,000	Expedia, Inc., 5.95%, 8/15/20	109,364

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.24%
75,000	Cardinal Health, Inc., 4.625%, 12/15/20	80,686

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 0.61%
200,000	LKQ Corp., 4.75%, 5/15/23	205,000

TOTAL FOR CORPORATE BONDS (Cost $5,959,652) - 18.04%		6,076,454

EXCHANGE TRADED NOTE - 0.67%
8,000	JPMorgan Alerian MLP Index ETN	225,280
TOTAL FOR EXCHANGE TRADED NOTE (Cost $316,951) - 0.67%		225,280

MUNICIPAL BONDS - 4.50% (a)

Arizona - 0.33%
20,000	Arizona St. University Build America Bond, 5.50%, 8/01/25	21,158
75,000	La Paz Cnty, AZ Indl. Dev. Auth., 5.40%, 12/01/20	65,916
25,000	Sedona, AZ Wastewater, 0.00%, 7/01/21	23,091
		110,165

(a) With the exception of Cibolo Canyon, all Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

California - 0.54%
35,000	California St. University Revenue Bond Series B, 2.785%, 11/01/22	$ 35,963
100,000	Kern Cnty, CA Pension Oblg., 5.25%, 8/15/19	95,882
50,000	University Enterprises Inc. CA, 5.25%, 10/01/20	52,044
		183,889
Georgia - 0.32%
99,000	Georgia Loc. Govt., 4.75%, 6/1/28	108,045

Illinois - 0.68%
100,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/01/20	99,368
35,000	Eastern IL University Ctfs. Partn. Rev., 6.00%, 4/01/24	29,226
30,000	Illinois St., 5.877%, 3/01/19	31,220
70,000	Saint Clair Cnty, IL School District., 4.00%, 1/01/21	70,018
		229,832
Indiana - 0.90%
35,000	Anderson, IN Economic Dev. Rev., 5.00%, 10/01/28	35,009
135,000	Evansville, IN Vanderburgh Industry School Taxable Build American Bond, 6.15%, 7/15/27	148,038
70,000	Gary, IN Community School Bldg., 7.50%, 2/01/29	77,062
40,000	Richland Bean Blossom, IN Sch. Bldg. Corp., 5.75%, 1/15/24	42,564
		302,673
Iowa - 0.44%
146,000	Tobacco Settlement Auth Iowa, 6.50%, 6/01/23	147,761

Michigan - 0.33%
105,000	Michigan State Build America Bonds, 7.625%, 9/15/27	111,526

Oklahoma - 0.11%
35,000	Bryan County, OK Indpt School District, 6.554%, 12/01/29	37,526

South Carolina - 0.26%
55,000	Moncks Corner, SC Regl Recreation Corp. Build America Bonds, 6.299%, 12/01/30	60,667
25,000	Scago, SC Public Facs Corp. for Georgetown Cnty, 6.75%, 12/01/29	26,472
		87,139
Texas - 0.24%
25,000	Katy Texas Schools, 5.999%, 2/15/2030	27,575
15,000	Lubbock, TX Build America Bonds, 6.032%, 2/15/30	15,851
60,000	Reeves Cnty, TX Cops, 6.375%, 12/01/21	36,127
		79,553

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Wisconsin - 0.35%
110,000	Greendale, WI Taxable Community Development, Series A, 4.75%, 12/01/26	$ 117,358

TOTAL FOR MUNICIPAL BONDS (Cost $1,551,135) - 4.50%		1,515,467

REAL ESTATE INVESTMENT TRUSTS - 1.63%
18,000	Duke Realty Corp.	534,960
500	PS Business Parks Inc. Series T, PFD 6.00%, 12/31/49	12,710
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $291,006) - 1.63%		547,670

PREFERRED SECURITIES - 0.91%

National Commercial Banks - 0.38%
3,000	PNC Financial Services Group, Inc. Series Q, 5.375%, 12/31/49	76,470
2,000	Wells Fargo & Co. Series P, 5.25%, 12/31/49	50,600
		127,070
Telephone Communications (No Radio Telephone) - 0.53%
2,000	QWest Corp., 6.125%, 6/01/53	50,280
3,000	QWest Corp., 6.50%, 9/01/56	76,080
2,000	US Cellular Corp., PFD 6.95%, 5/15/60	52,180
		178,540

TOTAL FOR PREFERRED SECURITIES (Cost $299,190) - 0.91%		305,610

STRUCTURED NOTES - 1.60% (a)

Commercial Banks, Nec - 0.64%
150,000	Barclays Bank Plc., 2.00%, 7/27/22 (United Kingdom) **	149,554
100,000	Barclays Bank Plc., 3.592%, 5/14/29 (United Kingdom) **	66,850
		216,404
National Commercial Banks - 0.53%
93,000	Citigroup, Inc., 3.00%, 12/23/19 **	93,389
100,000	JP Morgan Chase Bank, 1.68%, 1/23/29 **	84,000
		177,389
Security Brokers, Dealers & Flotation Companies - 0.43%
125,000	Goldman Sachs, 2.66475%, 11/13/28 **	93,750
50,000	Morgan Stanley, 3.00%, 11/09/19 **	51,828
		145,578

TOTAL FOR STRUCTURED NOTES (Cost $597,619) - 1.60%		539,371

** Variable rate security; the coupon rate shown represents the yield at August 31, 2017.

(a) With the exception of Cibolo Canyon, all Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

MONEY MARKET FUND - 6.30%
2,121,577	Federated Treasury Obligation Fund - Institutional Shares 0.88% ** (Cost $2,121,577) - 6.30%	$ 2,121,577

TOTAL INVESTMENTS (Cost $27,757,187) - 99.12%		33,383,601

OTHER ASSETS LESS LIABILITIES, NET - 0.88%		297,712

NET ASSETS - 100.00%		$ 33,681,313

** Variable rate security; the coupon rate shown represents the yield at August 31, 2017.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017

Shares/Principal		Value

COMMON STOCKS - 0.00%

Bituminous Coal & Lignite Surface Mining - 0.00%
1	Peabody Energy Corp. *	$ 15

TOTAL FOR COMMON STOCKS (Cost $206) - 0.00%		15

CORPORATE BONDS - 59.43% (a)

Aerospace/Defense - Major Diversified - 0.68%
75,000	Exelis, Inc., 5.55%, 10/01/21	$ 83,833

Agriculture Chemicals - 0.45%
50,000	CF Industries Holdings, Inc., 7.125%, 5/01/20	55,125

Airlines - 0.82%
100,000	Southwest Airlines Co., 2.750%, 11/06/19	101,682

Banks & Financial Institutions - 0.41%
50,000	Societe Generale, 2.4625%, 4/22/20 (France) **	50,330

Biological Products (No Diagnostic Substances) - 1.87%
25,000	Amgen, Inc., 3.875%, 11/15/21	26,502
200,000	Biogen, Inc., 2.90%, 9/15/20	204,684
		231,186
Commercial Banks, Nec - 0.26%
50,000	Lloyds Bank PLC., 2.384%, 7/05/2033 (United Kingdom) **	31,850

Commercial Service - Finance - 0.37%
800,000	GE Capital Corp., 8.87%, 6/02/18	45,385

Computer & Office Equipment - 0.87%
100,000	Hewlett-Packard, 4.375%, 9/15/21	106,972

Computer Communications Equipment - 1.08%
50,000	Cisco Systems, Inc., 4.95%, 2/15/19	52,379
75,000	Juniper Networks, Inc., 4.50%, 3/15/24	80,366
		132,745
Computer Storage Devices - 0.39%
50,000	EMC Corp., 3.375%, 6/01/23	48,272

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2017.

(a) With the exception of Cibolo Canyon, all Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Container & Packaging - 0.43%
50,000	Ball Corp., 5.00%, 3/15/22	$ 53,500

Crude Petroleum & Natural Gas - 1.41%
75,000	Murphy Oil Corp., 3.50%, 12/1/17	75,021
100,000	Murphy Oil Corp., 4.00%, 6/01/22	98,402
		173,423
Dental Equipment & Supplies - 0.85%
100,000	DENTSPLY International, Inc., 4.125%, 8/15/21	104,663

Distribution/Wholesale - 1.23%
100,000	Ingram Micro, Inc., 5.00%, 8/10/22	101,580
50,000	Tech Data Corp., 3.75%, 9/21/17	50,029
		151,609
Electric & Other Services Combined - 1.10%
50,000	CMS Energy, Inc., 6.25%, 2/01/20	54,864
100,000	PPL Energy Supply LLC., 4.60%, 12/15/21	81,500
		136,364
Electric Services - 1.24%
50,000	Exelon Generation Co., LLC, 4.00%, 10/01/20	52,410
100,000	Southern Co., 2.95%, 7/1/23	101,183
		153,593
Farm Machinery & Equipment - 0.88%
100,000	AGCO Corp., 5.875%, 12/1/21	109,088

Food & Kindred Products - 1.22%
80,000	Conagra Foods, Inc., 9.75%, 3/01/21	97,995
50,000	Kraft Foods Group, Inc., 6.125%, 8/23/18	52,061
		150,056
General Building Contractors - Residential Buildings - 0.43%
50,000	Lennar Corp., 4.875%, 12/15/23	52,875

Hazardous Waste Management - 0.41%
50,000	Clean Harbors, Inc., 5.125%, 6/01/21	50,875

Healthcare Providers & Services - 0.40%
50,000	Catholic Health Initiatives, 2.95%, 11/01/22	49,310

Hospital & Medical Service Plans - 0.21%
25,000	WellPoint, Inc., 3.70%, 8/15/21	26,191

Medical - Generic Drugs - 0.66%
75,000	Watson Pharmaceuticals, Inc., 6.125%, 8/15/19	80,988

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Metal Mining - 0.41%
50,000	Freeport-McMoran, Inc., 3.10%, 3/15/20	$ 50,000

Miscellaneous Business Credit Institution - 1.21%
50,000	Ford Motor Credit Co. LLC., 2.56639%, 11/20/18 **	49,963
100,000	Ford Motor Credit Co. LLC., 4.20%, 2/20/27	99,192
		149,155
Miscellaneous Manufacturing Industries - 0.65%
75,000	Hillenbrand, Inc., 5.50%, 7/15/20	80,294

Motor Vehicle Parts & Accessories - 2.14%
100,000	Lear Corp., 4.75%, 1/15/23	103,453
100,000	Lear Corp., 5.375%, 3/15/24	106,653
50,000	Lear Corp., 5.25%, 1/15/25	53,586
		263,692
Multimedia - 0.44%
50,000	Time Warner, Inc., 4.75%, 3/29/21	54,049

National Commercial Banks - 2.22%
82,000	Bank of America Corp., 2.384%, 6/24/30 **	61,295
80,000	Bank of America Corp., 2.804%, 7/14/31 **	60,600
50,000	Citigroup, Inc., 2.40%, 2/18/20	50,453
100,000	Old National Bancorp., 4.125%, 8/15/24	101,573
		273,921
Natural Gas Transmission - 0.81%
100,000	Kinder Morgan, Inc., 2.00%, 12/01/17	100,054

Oil Company - Exploration & Production - 0.81%
100,000	Southwestern Energy Co., 7.125%, 10/10/17	100,282

Pharmaceutical Preparations - 0.41%
50,000	AbbVie, Inc., 2.90%, 11/06/22	50,724

Plastic Material, Synth Resin/Rubber, Cellulos (No Glass) - 2.14%
250,000	E.I. du Pont de Nemours & Co., 5.75%, 3/15/19	264,495

Printed Circuit Boards - 0.44%
50,000	Jabil Circuit, 5.625%, 12/15/20	54,155

Property & Casualty Insurance - 1.46%
150,000	Zurich Reinsurance Centre Holdings, 7.125%, 10/15/23 (Switzerland)	180,448

** Variable rate security; the coupon rate shown represents the yield at August 31, 2017.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Real Estate - 0.85%
50,000	Aurora Military Housing LLC., 5.35%, 12/15/25	$ 53,471
52,431	Cibolo Canyon CTFS, 3.00%, 8/20/20 (b)	51,907
		105,378
Retail - Auto & Home Supply Stores - 0.87%
100,000	Advanced Auto Parts, Inc., 5.75%, 5/01/20	107,878

Retail - Department Stores - 2.02%
35,000	Dillards, Inc., 7.75%, 7/15/26	40,875
200,000	Dillards, Inc., 7.13%, 8/01/18	208,229
		249,104
Retail - Discretionary - 0.79%
100,000	Staples, Inc., 4.375%, 1/12/23	98,087

Retail - Drug Stores & Proprietary Stores - 4.14%
200,000	CVS Health Corp., 3.50%, 7/20/22	209,131
120,000	Express Scripts Holding Co., 2.25%, 6/15/19	120,540
175,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	181,271
		510,942
Retail - Shoe Stores - 1.41%
150,000	Foot Locker, Inc., 8.50%, 1/15/22	174,562

Security Broker Dealers - 1.31%
150,000	TD Ameritrade Holding Corp., 5.60%, 12/01/19	162,216

Services - Business Services - 1.50%
80,000	EBay, Inc., 2.60%, 7/15/22	80,165
100,000	Total System Services, Inc., 3.80%, 4/1/21	104,437
		184,602
Services - Computer Programming Services - 0.79%
95,000	VeriSign, Inc., 4.625%, 5/01/23	97,731

Services - Educational Services - 0.43%
50,000	Graham Holdings Co., 7.25%, 2/01/19	53,251

Services - General Medical & Surgical Hospitals, Nec - 0.88%
100,000	HCA Holdings, Inc., 6.25%, 2/15/21	108,000

Services - Personal Services - 2.00%
225,000	H&R Block, Inc., 5.50%,11/01/22	247,415

(b) Categorized as Level 3 of the fair value hierarchy.  Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales.  The restricted security represents 0.42% of net assets.  Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Services - Prepackaged Software - 2.58%
200,000	CA, Inc., 5.375%, 12/01/19	$ 213,564
50,000	Symantec Corp., 3.95%, 6/15/22	51,835
50,000	Symantec Corp., 4.20%, 9/15/20	52,625
		318,024
Services - Video Tape Rental - 0.87%
100,000	Netflix 5.375%, 2/1/21	107,125

State Commercial Banks - 2.10%
155,000	Bank of Nova Scotia, 2.50%, 5/29/24 **	155,462
100,000	Home Bancshares, Inc., 5.625%, 4/15/27	103,627
		259,089
Telephone Communications (No Radio Telephone) - 0.50%
50,000	Indiana Bell Tel Co. Inc., 7.30%, 8/15/26	61,614

Television Broadcasting Stations - 0.51%
54,000	CBS Broadcasting, Inc., 7.125%, 11/1/23	63,484

Tires & Inner Tubes - 0.95%
100,000	Goodyear Tire & Rubber Co., 8.75%, 8/15/20	117,250

Transportation Services - 0.89%
100,000	Expedia, Inc. 5.95%, 8/15/20	109,364

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.44%
50,000	Cardinal Health, Inc., 4.625%, 12/15/20	53,791

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 0.42%
50,000	Anixter, Inc., 5.625%, 5/1/19	52,438

Wholesale - Groceries & Related Products - 1.54%
152,000	Sysco Corp., 6.50%, 8/1/28	189,688

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 0.83%
100,000	LKQ Corp., 4.75%, 5/15/23	102,500

TOTAL FOR CORPORATE BONDS (Cost $7,260,314) - 59.43%		7,334,717

EXCHANGE TRADED FUND - 0.79%
2,500	iShares US Preferred Stock ETF	97,625
TOTAL FOR EXCHANGE TRADED FUND (Cost $98,080) - 0.79%		97,625

** Variable rate security; the coupon rate shown represents the yield at August 31, 2017.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

MUNICIPAL BONDS - 23.66% (a)

Arizona - 0.24%
25,000	Maricopa County School District No. 66 Roosevelt Elementary 6.243%, 7/01/26	$ 29,378

California - 3.08%
165,000	California State, 6.20%, 3/01/19	175,935
50,000	Sacramento, CA Pension Oblg. Series A, 6.42%, 8/1/23	58,453
95,000	Sacramento Cnty., CA Pension Oblg., 6.625%, 8/1/24	112,757
30,000	San Luis Obispo Cnty., CA Pension Oblg., 7.45%, 9/1/19	32,872
		380,017
Colorado - 0.13%
15,000	Vail, CO, Reinvestment Authority Tax Increment Rev Taxable BAB Series B, 6.069%, 6/01/25	15,619

Florida - 1.32%
25,000	FL State Department Management Services BAB Series C, 6.111%, 8/01/23	26,908
50,000	Fort Lauderdale, FL, Spl Oblg Txbl-Pension Funding, 3.024%, 1/1/20	50,963
25,000	Miami-Dade County, FL, Spl Oblg Taxable-Cap Asset Acquisition Series B, 3.35%, 4/1/18	25,197
25,000	Orlando, FL, Cmnty Redev Agy BAB, 7.50%, 9/1/29	27,418
30,000	Osceola County, FL 6.02%, 10/01/26	32,295
		162,781
Georgia - 0.44%
50,000	Georgia Local Government, 4.75%, 6/01/28	54,568

Illinois - 3.53%
50,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/01/20	49,684
40,000	Eastern IL University Build America Bond, 5.45%, 4/01/19	36,470
45,000	Eastern IL University Build America Bond, 5.90%, 4/01/23	38,442
15,000	Rosemont, IL Ref Bds Series A, 5.375%, 12/1/25	16,812
30,000	Saint Clair County, IL School District No. 189 East St. Louis, 4.00%, 1/01/21	30,008
75,000	State of Illinois, 4.95%, 6/1/23	77,988
50,000	State of Illinois, 5.665%, 3/1/18	50,829
70,000	State of Illinois, 5.877%, 3/1/19	72,847
40,000	State of Illinois, 6.20%, 7/01/21	42,394
20,000	State of Illinois Taxable-Pension UTGO, 4.35%, 6/1/18	20,236
		435,710

(a) With the exception of Cibolo Canyon, all Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Indiana - 6.00%
140,000	Beech Grove, IN Sch Bldg Corp., 2.85%, 7/5/25	$ 140,017
25,000	Brier Creek, IN School Bldg. Corp., 6.08%, 7/15/24	27,026
35,000	Evansville, IN Redevelopment Authority, 6.15%, 2/01/24	39,267
80,000	Evansville, IN Redevelopment BAB, 6.86%, 2/01/29	91,352
100,000	Evansville-Vanderburgh, IN Sch Bldg Corp. Series B, 6.15%, 7/15/27	109,658
100,000	Indiana St Fin Auth Environmental Rev., 1.95%, 5/01/37	100,016
10,000	Indiana St Univ Revs BAB, 5.26%, 4/1/24	10,641
25,000	Indianapolis, IN Local Public Impt, 2.00%, 4/1/20	24,522
65,000	Kankakee VY, IN, Middle Sch Bldg Corp., BAB, 6.39%, 7/15/29	71,187
50,000	Lake Station, IN, Multi Sch Bldg Corp., Series B, 4.00%, 7/15/22	51,864
50,000	Merrillville, IN, Multi Sch Bldg Corp., Series B, 3.86%, 7/15/23	53,156
20,000	Portage, IN, Industry Redevelopment District Tax, 7.25%, 7/15/24	22,444
		741,150
Iowa - 0.52%
64,000	Iowa Tobacco Settlement Authority, 6.50%, 6/01/23	64,772

Kentucky - 0.17%
20,000	Kentucky St Mun Pwr Agy, 5.91%, 9/1/25	21,678

Louisiana - 0.16%
20,000	Louisiana State Local Gov't Envt, 5.75%, 9/01/2019	20,249

Michigan - 0.68%
45,000	Blackman Twp., MI Build America Bond, 4.70%, 5/01/19	46,544
35,000	Van Buren MI Public Schools Build America Bonds, 6.43%, 5/1/29	37,104
		83,648
Maryland - 0.64%
40,000	Prince Georges County, MD, 6.169, 10/15/29	43,405
35,000	Worcester County, MD, 2.50%, 12/01/18	35,420
		78,825
Minnesota - 0.21%
25,000	Mountain Iron-Buhl, MN Indep Sch Dist, Series A, 6.30%, 2/01/19	26,012

Mississippi - 0.17%
20,000	Jackson, MS Mun Arpt Auth. Series C, 4.90%, 10/01/21	20,683

Missouri - 0.38%
20,000	Kansas City, MO Taxable Gen Obl Series B, 5.05%, 2/01/23	21,137
25,000	Missouri State Health & Educational Fac., 5.80%, 10/01/23	25,302
		46,439

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Nevada - 0.44%
50,000	County of Clark, NV, 6.36%, 11/01/24	$ 54,721

New Jersey - 1.46%
100,000	Atlantic City Board of Education, 4.093%, 7/15/20	97,109
10,000	Hoboken, NJ Services, 5.33%, 2/01/18	10,101
65,000	Hudson County, NJ 6.89%, 3/01/26	73,074
		180,284
New York - 1.28%
50,000	Erie County, NY Tobacco Asset Corp, 6.00%, 6/01/28	48,188
75,000	Nassau County, NY Series F, 6.80%, 10/01/27	82,237
25,000	New York, NY, BAB, 6.435%, 12/1/35	27,230
		157,655
Ohio - 0.77%
30,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.06%, 10/01/26	34,028
60,000	Montgomery, OH Special Obligation Revenue Bond, 4.00%, 10/01/27	60,923
		94,951
Oklahoma - 0.52%
35,000	Caddo County, OK Gov't Bldg., 5.858%, 9/01/25	35,492
25,000	Garfield County, OK, 6.00%, 9/1/24	28,438
		63,930
Oregon - 0.24%
25,000	Oregon State Sch Brds Assn Pension, Series B, 5.45%, 6/30/24	29,339

Texas - 0.53%
25,000	Irving, TX Hotel Occupancy Tax, Series A, 5.657%, 8/15/23	26,339
40,000	Reeves Cnty., TX, 6.375%, 12/21/21	24,085
25,000	Reeves Cnty., TX, 6.75%, 12/01/19	15,137
		65,561
Virginia - 0.13%
15,000	Virginia Commonwealth Build American Bonds, 5.75%, 5/15/28	15,922

Wisconsin - 0.62%
75,000	Public Finance Authority, WI, 5.75%, 6/01/23	76,630

TOTAL FOR MUNICIPAL BONDS (Cost $2,946,824) - 23.66%		2,920,522

PREFERRED SECURITIES - 1.50%

National Commercial Banks - 0.20%
1,000	Wells Fargo & Co., PFD 5.25%, 12/31/49 Series P	25,300

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Electric Services - 0.45%
50,000	Edison International, PFD 6.25%, 8/01/49 Series E	$ 55,812

Telephone Communications (No Radio Telephone) - 0.85%
4,000	US Cellular Corp., PFD 6.95%, 5/15/60	104,360

TOTAL FOR PREFERRED SECURITIES (Cost $175,891) - 1.50%		185,472

REAL ESTATE INVESTMENT TRUSTS - 1.06%
2,000	Digital Realty Trust, PFD 7.375% Series H	54,320
3,000	Public Storage, PFD 5.20%, 12/31/49 Series W	76,680
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $125,000) - 1.06%		131,000

STRUCTURED NOTES - 4.63% (a)

Commercial Banks, Nec - 1.08%
100,000	Barclays Bank Plc., 2.00%, 7/27/22 (United Kingdom) **	99,703
50,000	Barclays Bank Plc., 3.592%, 5/14/29 (United Kingdom) **	33,425
		133,128
Security Brokers, Dealers & Flotation Companies - 3.55%
75,000	Goldman Sachs Group, Inc., 2.644%, 9/5/28 **	56,250
100,000	Goldman Sachs Group, Inc., 2.71095%, 12/13/28 **	75,250
120,000	Goldman Sachs Group, Inc., 2.66475%, 11/13/28 **	90,000
50,000	JPMorgan Chase & Co., 1.68%, 1/23/29 **	42,000
50,000	Morgan Stanley, 3.00%, 11/09/19 **	51,828
25,000	Morgan Stanley, 4.26%, 1/30/35 **	19,750
113,000	Morgan Stanley, 8.52%, 6/30/30 **	102,971
		438,049

TOTAL FOR STRUCTURED NOTES (Cost $653,201) - 4.63%		571,177

MONEY MARKET FUND - 7.04%
868,942	Federated Treasury Obligation Fund - Institutional Shares 0.88%** (Cost $868,942) - 7.04%	868,942

TOTAL INVESTMENTS (Cost $12,128,458) - 98.11%		12,109,470

OTHER ASSETS LESS LIABILITIES, NET - 1.89%		233,097

NET ASSETS - 100.00%		$ 12,342,567

** Variable rate security; the coupon rate shown represents the yield at August 31, 2017.

(a) With the exception of Cibolo Canyon, all Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017

Shares/Principal		Value

COMMON STOCKS - 98.28%

Accident & Health Insurance - 1.96%
3,400	Aflac, Inc.	$ 280,670

Air Courier Services - 2.09%
1,400	FedEx Corp.	300,132

Aircraft Part & Auxiliary Equipment - 2.13%
4,100	Spirit Aerosystems Holdings, Inc. Class A	305,450

Air Transportation - 1.82%
5,000	Southwest Airlines Co.	260,700

Business Services - 2.38%
3,300	Visa, Inc. Class A	341,616

Cable & Other Pay Television Services - 2.03%
4,800	AMC Networks, Inc. *	291,744

Computer Communications Equipment - 1.97%
10,200	Juniper Networks, Inc.	282,846

Electronic Components & Accessories - 2.24%
13,000	Control4 Corp. *	321,880

Electronic Computers - 2.40%
2,100	Apple, Inc.	344,400

Fire, Marine & Casualty Insurance - 2.15%
1,700	Berkshire Hathaway, Inc. Class B *	307,972

Food & Kindred Products - 3.61%
6,800	Hain Celestial Group, Inc. *	273,496
6,000	Mondelez International, Inc.	243,960
		517,456
Hospital & Medical Service Plans - 2.29%
3,700	Centene Corp. *	328,745

Industrial Instruments for Measurement, Display & Control - 2.12%
3,700	MKS Instruments, Inc.	304,695

* Non-income producing

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Industrial Organic Chemicals - 2.25%
4,200	Westlake Chemicals Co.	$ 323,022

Measuring & Controlling Devices - 2.35%
1,800	Thermo Fisher Scientific, Inc.	336,852

Motor Homes - 1.97%
2,600	Thor Industries, Inc.	282,464

Motor Vehicle Parts & Accessories - 2.09%
2,000	Lear Corp.	299,080

National Commercial Banks - 5.86%
6,100	FCB Financial Holdings, Inc. *	265,960
3,100	JP Morgan Chase & Co.	281,759
6,700	Zions Bancorp.	292,522
		840,241
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 3.97%
2,500	Edwards Lifesciences Corp. *	284,150
2,500	Zimmer Biomet Holdings, Inc.	285,675
		569,825
Petroleum Refining - 1.99%
4,200	Valero Energy Corp.	286,020

Pharmaceutical Preparations - 5.06%
2,000	Jazz Pharmaceuticals Plc. (Ireland) *	298,720
9,200	Roche Holding, Ltd. ADR	292,100
8,500	Teva Pharmaceutical Industries, Ltd. ADR	134,810
		725,630
Retail - Drug Stores and Proprietary Stores - 2.16%
4,000	CVS Health Corp.	309,360

Retail - Grocery Stores - 2.04%
13,400	Kroger Co.	293,058

Retail - Lumber & Other Building Materials Dealers - 1.96%
3,800	Lowe's Companies, Inc.	280,782

Retail - Retail Stores - 1.70%
1,100	Ulta Beauty, Inc. *	243,111

* Non-income producing

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Retail - Variety Stores - 1.77%
3,500	Dollar General Corp.	$ 253,960

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.16%
1,700	Raytheon Co.	309,417

Semiconductors, Integrated Circuits & Related Services - 1.98%
2,700	Skyworks Solutions, Inc.	284,472

Semiconductors & Related Devices - 3.69%
4,200	Applied Optoelectronics, Inc. *	248,304
8,000	Intel Corp.	280,560
		528,864
Services - Business Services - 1.99%
4,700	MAXIMUS, Inc.	285,666

Services - Computer Programming, Data Processing - 4.16%
300	Alphabet, Inc. Class A *	286,572
1,800	Facebook, Inc. Class A *	309,546
		596,118
Services - Educational Services - 2.23%
3,900	Grand Canyon Education, Inc. *	319,995

Services - Help Supply Services - 2.01%
7,700	AMN Healthcare Services, Inc. *	287,595

Services - Miscellaneous Health & Allied Services - 2.37%
3,000	ICON Plc. (Ireland) *	340,170

Services - Prepackaged Software - 4.32%
2,800	Check Point Software Technologies, Ltd. (Israel) *	313,236
4,100	Microsoft Corp.	306,557
		619,793
State Commercial Banks - 1.78%
4,600	East West Bancorp, Inc.	254,702

Telephone & Telegraph Apparatus - 2.11%
6,300	Netgear, Inc. *	302,400

Tires & Inner Tubes - 1.86%
8,800	Goodyear Tire & Rubber Co.	266,640

* Non-income producing

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Water Transportation - 2.33%
4,800	Carnival Corp.	$ 333,504

Wholesale - Machinery, Equipment & Supplies - 0.93%
15,000	Hudson Technologies, Inc. *	133,500

TOTAL FOR COMMON STOCKS (Cost $11,143,400) - 98.28%		14,094,547

MONEY MARKET FUND - 1.18%
169,473	Federated Treasury Obligation Fund - Institutional Shares 0.88% ** (Cost $169,473)	169,473

TOTAL INVESTMENTS (Cost $11,312,873) - 99.46%		14,264,020

OTHER ASSETS LESS LIABILITIES, NET - 0.54%		78,013

NET ASSETS - 100.00%		$ 14,342,033

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2017.

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017

Shares/Principal		Value

COMMON STOCKS - 77.65%

Commercial Banks - 1.91%
2,925	Canadian Imperial Bank of Commerce (Canada)	$ 245,583

Communications Equipment - 1.87%
4,600	QUALCOMM, Inc.	240,442

Computer & Office Equipment - 2.16%
8,600	Cisco Systems, Inc.	277,006

Computer Storage Devices - 1.47%
6,000	Seagate Technology Plc. (Ireland)	189,180

Converted Paper & Paperboard Products (No Container/Boxes) - 1.92%
2,000	Kimberly Clark Corp.	246,580

Electric & Other Services Combined - 4.57%
3,500	Duke Energy Corp.	305,550
6,000	Public Service Enterprise Group, Inc.	281,040
		586,590
Electric Services - 8.88%
8,900	CenterPoint Energy, Inc.	263,618
3,900	Entergy Corp.	308,763
15,000	NRG Yield, Inc.	277,500
7,400	PPL Corp.	290,376
		1,140,257
Electronic & Other Electrical Equipment (No Computer Equipment) - 1.72%
9,000	General Electric Co.	220,950

Grain Mill Products - 2.24%
5,400	General Mills, Inc.	287,604

Guided Missiles & Space Vehicles & Parts - 2.38%
1,000	Lockheed Martin Corp.	305,390

Insurance Agents Brokers & Services - 2.07%
4,600	Arthur J Gallagher & Co.	266,340

Investment Advice - 1.84%
5,500	Lazard Ltd. Class A (Bermuda)	235,895

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Life Insurance - 0.18%
409	Brighthouse Financial, Inc. *	$ 23,347

Motor Vehicles & Passengers Car Bodies - 1.86%
21,700	Ford Motor Co.	239,351

National Commercial Banks - 5.65%
2,850	Cullen/Frost Bankers, Inc.	239,970
5,200	PacWest Bancorp	234,780
4,900	Wells Fargo & Company	250,243
		724,993
Petroleum Refining - 6.07%
2,450	Chevron Corp.	263,669
3,100	Exxon Mobil Corp.	236,623
4,100	Valero Energy Corp.	279,210
		779,502
Pharmaceutical Preparations - 11.31%
4,400	AbbVie, Inc.	331,320
6,400	GlaxoSmithKline Plc. ADR	257,472
4,300	Merck & Co., Inc.	274,598
8,600	Pfizer, Inc.	291,712
6,100	Sanofi SA ADR	297,924
		1,453,026
Plastic, Materials, Synth Resins & Nonv - 2.26%
4,350	Dow Chemical Co.	289,928

Retail-Department Stores - 2.20%
7,100	Kohls Corp.	282,438

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.08%
5,200	Garmin Ltd. (Switzerland)	267,800

Semiconductors & Related Devices - 2.08%
7,600	Intel Corp.	266,532

Telephone Communications - 6.83%
7,150	AT&T, Inc.	267,839
6,300	BCE, Inc.	299,628
6,450	Verizon Communications, Inc.	309,406
		876,873
Trucking & Courier Services - 2.09%
2,350	United Parcel Service, Inc. Class B	268,746

* Non-income producing

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares/Principal		Value

Utilities - 2.01%
13,800	SSE Plc. ADR	$ 257,508

TOTAL FOR COMMON STOCKS (Cost $9,629,678) - 77.65%		9,971,861

REAL ESTATE INVESTMENT TRUSTS - 18.00%
3,600	CorEngergy Infrastructure Trust, Inc.	117,468
2,000	Crown Castle International Corp.	216,880
2,400	Digital Realty Trust, Inc.	284,016
5,300	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	122,960
13,450	Host Hotels & Resorts, Inc.	243,714
5,000	Realty Income Corp.	287,800
9,200	Tanger Factory Outlet Centers, Inc.	215,280
4,200	W.P. Carey, Inc.	289,170
3,800	Welltower, Inc.	278,236
7,850	Weyerhaeuser Co.	255,988
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,287,891) - 18.00%		2,311,512

MONEY MARKET FUND - 3.19%
409,719	Federated Treasury Obligation Fund - Institutional Shares 0.88% ** (Cost $409,719)	409,719

TOTAL INVESTMENTS (Cost $12,327,288) - 98.84%		12,693,092

OTHER ASSETS LESS LIABILITIES, NET - 1.16%		148,563

NET ASSETS - 100.00%		$ 12,841,655

** Variable rate security; the coupon rate shown represents the yield at August 31, 2017.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS

STATEMENT OF ASSETS & LIABILITIES

AUGUST 31, 2017

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund
Assets:
Investments in Securities, at Value (Cost $27,757,187, $12,128,458, $11,312,873, and $12,327,288, respectively)	$ 33,383,601	$ 12,109,470	$ 14,264,020	$ 12,693,092
Cash	1,700	-	5,357	-
Receivables:
Shareholder Subscriptions	162,870	107,150	57,991	83,284
Interest	81,529	125,197	250	235
Dividend	58,882	328	17,315	55,619
Due from Advisor	-	1,108	-	92
Prepaid Expenses	19,050	9,267	9,459	19,880
Total Assets	33,707,632	12,352,520	14,354,392	12,852,202
Liabilities:
Payables:
Shareholder Redemptions	177	174	78	127
Due to Advisor	287	-	119	-
Due to Administrator	458	-	195	174
Due to Trustees	710	267	306	240
Due to Transfer Agent	2,903	530	2,047	2,046
Accrued Expenses	21,784	8,982	9,614	7,960
Total Liabilities	26,319	9,953	12,359	10,547
Net Assets	$ 33,681,313	$ 12,342,567	$ 14,342,033	$ 12,841,655

Net Assets Consist of:
Paid In Capital	$ 27,389,536	$ 12,671,039	$ 11,453,037	$ 12,712,958
Undistributed Net Investment Income (Loss)	98,950	(285)	(36,303)	529
Accumulated Net Realized Gain (Loss) on Investments	566,413	(309,199)	(25,848)	(237,636)
Net Unrealized Appreciation (Depreciation) in Value of Investments	5,626,414	(18,988)	2,951,147	365,804
Net Assets (unlimited shares authorized; 2,649,111, 634,835, 334,514, and 635,438 shares outstanding, respectively)
	$ 33,681,313	$ 12,342,567	$ 14,342,033	$ 12,841,655
Net Asset Value and Offering Price Per Share	$ 12.71	$ 19.44	$ 42.87	$ 20.21

Redemption Price Per Share ($12.71 x 0.99),
($19.44 x 0.99), ($42.87 x 0.99), & ($20.21 x 0.99), respectively *	$ 12.58	$ 19.25	$ 42.44	$ 20.01

*The Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

ARCHER  FUNDS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST, 31 2017

Investment Income:	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund
Dividends (net of foreign withholding taxes of $7,003, $0, $1,681, and $1,453, respectively)	$ 491,166	$ 27,020	$ 121,261	$ 438,291
Interest	361,670	443,301	1,710	2,071
Total Investment Income	852,836	470,321	122,971	440,362

Expenses:
Advisory Fees (a)	229,090	58,794	99,649	80,831
Administrative (a)	152,727	58,794	66,432	54,247
Transfer Agent	41,538	30,737	30,509	28,489
Registration	27,297	18,630	22,334	28,452
Legal	17,172	6,658	7,557	5,689
Audit	20,562	8,003	9,084	6,840
Custody	6,261	4,063	3,641	3,958
Trustee	4,192	1,473	2,135	1,331
Miscellaneous	4,129	4,645	1,622	1,155
Insurance	2,045	771	844	582
Printing and Mailing	4,379	1,609	1,926	1,994
Total Expenses	509,392	194,177	245,733	213,568
Fees Waived and Reimbursed by the Advisor (a)	(142,848)	(63,443)	(59,473)	(107,662)
Net Expenses	366,544	130,734	186,260	105,906

Net Investment Income (Loss)	486,292	339,587	(63,289)	334,456

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	876,847	(122,738)	321,205	(245,169)
Capital Gain Distributions from Portfolio Companies	3,662	-	210	7,533
Net Change in Unrealized Appreciation (Depreciation) on Structured Notes	(11,527)	(15,160)	-	-
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	1,477,480	(4,603)	1,135,644	365,804
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	2,346,462	(142,501)	1,457,059	128,168

Net Increase in Net Assets Resulting from Operations	$ 2,832,754	$ 197,086	$ 1,393,770	$ 462,624

(a) See Note 5 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2017	8/31/2016
Increase in Net Assets From Operations:
Net Investment Income	$ 486,292	$ 413,588
Net Realized Gain on Investments and Foreign Currency Transactions	876,847	166,585
Capital Gain Distributions from Portfolio Companies	3,662	14,599
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	1,465,953	1,020,236
Net Increase in Net Assets Resulting from Operations	2,832,754	1,615,008

Distributions to Shareholders:
Net Investment Income	(479,187)	(387,917)
Realized Gain	(193,940)	-
Total Distributions	(673,127)	(387,917)

Capital Share Transactions:
Proceeds from Sale of Shares	7,174,241	5,550,751
Shares Issued on Reinvestment of Dividends	629,479	363,948
Early Redemption Fees (Note 2)	1,296	5,655
Cost of Shares Redeemed	(5,808,875)	(5,097,632)
Net Increase from Capital Share Transactions	1,996,141	822,722

Net Assets:
Net Increase in Net Assets	4,155,768	2,049,813
Beginning of Year	29,525,545	27,475,732
End of Year (Including Accumulated Undistributed Net
Investment Income of $98,950 and $91,845 respectively)	$ 33,681,313	$29,525,545

Share Transactions:
Shares Sold	589,743	485,280
Shares Issued on Reinvestment of Dividends	52,309	32,288
Shares Redeemed	(484,461)	(450,034)
Net Increase in Shares	157,591	67,534
Outstanding at Beginning of Year	2,491,520	2,423,986
Outstanding at End of Year	2,649,111	2,491,520

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2017	8/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 339,587	$ 296,840
Net Realized Loss on Investments and Foreign Currency Transactions	(122,738)	(2,735)
Capital Gain Distributions from Portfolio Companies	-	6,145
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(19,763)	241,879
Net Increase in Net Assets Resulting from Operations	197,086	542,129

Distributions to Shareholders:
Net Investment Income	(342,243)	(287,575)
Total Distributions	(342,243)	(287,575)

Capital Share Transactions:
Proceeds from Sale of Shares	3,962,219	2,785,281
Shares Issued on Reinvestment of Dividends	317,948	272,743
Early Redemption Fees (Note 2)	534	100
Cost of Shares Redeemed	(3,766,429)	(1,213,560)
Net Increase from Capital Share Transactions	514,272	1,844,564

Net Assets:
Net Increase in Net Assets	369,115	2,099,118
Beginning of Year	11,973,452	9,874,334
End of Year (Including Accumulated Undistributed Net
Investment Income (Loss) of $(285) and $2,371, respectively)	$ 12,342,567	$ 11,973,452

Share Transactions:
Shares Sold	203,883	143,948
Shares Issued on Reinvestment of Dividends	16,395	14,149
Shares Redeemed	(193,046)	(63,180)
Net Increase in Shares	27,232	94,917
Outstanding at Beginning of Year	607,603	512,686
Outstanding at End of Year	634,835	607,603

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2017	8/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (63,289)	$ (49,439)
Net Realized Gain (Loss) on Investments	321,205	(347,263)
Capital Gain Distributions from Portfolio Companies	210	-
Net Change in Unrealized Appreciation on Investments	1,135,644	568,476
Net Increase in Net Assets Resulting from Operations	1,393,770	171,774

Distributions to Shareholders:
Realized Gains	-	(628,636)
Total Distributions	-	(628,636)

Capital Share Transactions:
Proceeds from Sale of Shares	3,363,442	2,816,089
Shares Issued on Reinvestment of Dividends	-	566,134
Early Redemption Fees (Note 2)	368	241
Cost of Shares Redeemed	(3,852,792)	(2,726,000)
Net Increase (Decrease) from Capital Share Transactions	(488,982)	656,464

Net Assets:
Net Increase in Net Assets	904,788	199,602
Beginning of Year	13,437,245	13,237,643
End of Year (Including Accumulated Undistributed Net
Investment Loss of ($36,303) and ($26,549), respectively)	$ 14,342,033	$ 13,437,245

Share Transactions:
Shares Sold	83,910	73,208
Shares Issued on Reinvestment of Dividends	-	14,228
Shares Redeemed	(98,706)	(70,210)
Net Increase (Decrease) in Shares	(14,796)	17,226
Outstanding at Beginning of Year	349,310	332,084
Outstanding at End of Year	334,514	349,310

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended 8/31/2017 *

Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 334,456
Net Realized Loss on Investments	(245,169)
Capital Gain Distributions from Portfolio Companies	7,533
Net Change in Unrealized Appreciation on Investments	365,804
Net Increase in Net Assets Resulting from Operations	462,624

Distributions to Shareholders:
Net Investment Income	(333,927)
Total Distributions	(333,927)

Capital Share Transactions:
Proceeds from Sale of Shares	13,913,481
Shares Issued on Reinvestment of Dividends	321,416
Early Redemption Fees (Note 2)	1,377
Cost of Shares Redeemed	(1,523,316)
Net Increase from Capital Share Transactions	12,712,958

Net Assets:
Net Increase in Net Assets	12,841,655
Beginning of Year	-
End of Year (Including Accumulated Undistributed Net
Investment Income of $529)	$ 12,841,655

Share Transactions:
Shares Sold	694,098
Shares Issued on Reinvestment of Dividends	15,740
Shares Redeemed	(74,400)
Net Increase in Shares	635,438
Outstanding at Beginning of Year	-
Outstanding at End of Year	635,438

* For the year September 1, 2016 (commencement of investment operations) through August 31, 2017.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2017	8/31/2016	8/31/2015	8/31/2014	8/31/2013

Net Asset Value, at Beginning of Year	$ 11.85	$ 11.34	$ 11.23	$ 9.48	$ 9.04

Income From Investment Operations:
Net Investment Income *	0.19	0.17	0.18	0.16	0.20
Net Gain on Securities (Realized and Unrealized)	0.94	0.50	0.10	1.84	0.49
Total from Investment Operations	1.13	0.67	0.28	2.00	0.69

Distributions:
Net Investment Income	(0.19)	(0.16)	(0.17)	(0.25)	(0.25)
Realized Gains	(0.08)	0.00	0.00	0.00	0.00
Total from Distributions	(0.27)	(0.16)	(0.17)	(0.25)	(0.25)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 12.71	$ 11.85	$ 11.34	$ 11.23	$ 9.48

Total Return ***	9.69%	6.02%	2.50%	21.34%	7.85%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 33,681	$ 29,526	$ 27,476	$ 20,751	$ 16,391
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.67%	1.73%	1.75%	1.91%	2.07%
Ratio of Net Investment Income to Average Net Assets	1.12%	0.99%	1.01%	0.79%	1.31%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.59%	1.52%	1.56%	1.50%	2.18%
Portfolio Turnover	17.91%	26.32%	31.82%	35.18%	77.01%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2017	8/31/2016	8/31/2015	8/31/2014	8/31/2013

Net Asset Value, at Beginning of Year	$ 19.71	$ 19.26	$ 20.07	$ 19.34	$ 20.58

Income (Loss) From Investment Operations:
Net Investment Income *	0.56	0.54	0.57	0.65	0.66
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.26)	0.43	(0.80)	0.83	(1.29)
Total from Investment Operations	0.30	0.97	(0.23)	1.48	(0.63)

Distributions:
Net Investment Income	(0.57)	(0.52)	(0.58)	(0.75)	(0.61)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.57)	(0.52)	(0.58)	(0.75)	(0.61)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 19.44	$ 19.71	$ 19.26	$ 20.07	$ 19.34

Total Return ***	1.54%	5.14%	(1.17)%	7.79%	(3.15)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 12,343	$ 11,973	$ 9,874	$ 7,866	$ 6,354
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.65%	1.66%	1.72%	1.83%	1.96%
Ratio of Net Investment Income to Average Net Assets	2.35%	2.32%	2.35%	2.67%	2.49%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.11%	1.18%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	2.89%	2.79%	2.87%	3.30%	3.25%
Portfolio Turnover	21.32%	13.70%	17.33%	15.45%	18.32%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2017	8/31/2016	8/31/2015	8/31/2014	8/31/2013

Net Asset Value, at Beginning of Year	$ 38.47	$ 39.86	$ 42.77	$ 34.39	$ 29.47

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.19)	(0.15)	(0.24)	(0.14)	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized)	4.59	0.74	(0.54)	9.82	4.93
Total from Investment Operations	4.40	0.59	(0.78)	9.68	4.92

Distributions:
Realized Gains	-	(1.98)	(2.13)	(1.30)	-
Total from Distributions	-	(1.98)	(2.13)	(1.30)	-

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 42.87	$ 38.47	$ 39.86	$ 42.77	$ 34.39

Total Return ***	11.44%	1.31%	(1.98)%	28.53%	16.69%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 14,342	$ 13,437	$ 13,238	$ 11,526	$ 7,243
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.85%	1.86%	1.90%	2.00%	2.22%
Ratio of Net Investment Loss to Average Net Assets	(0.92)%	(0.80)%	(1.00)%	(0.90)%	(0.82)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.40%	1.45%	1.45%	1.45%	1.45%
Ratio of Net Investment Loss to Average Net Assets	(0.48)%	(0.39)%	(0.55)%	(0.35)%	(0.05)%
Portfolio Turnover	74.01%	87.75%	88.25%	67.68%	195.28%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

Year
Ended
8/31/2017 +

Net Asset Value, at Beginning of Year	$ 20.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.63
Net Gain on Securities (Realized and Unrealized)	0.18
Total from Investment Operations	0.81

Distributions:
Net Investment Income	(0.60)
Total from Distributions	(0.60)

Proceeds from Redemption Fees **	-

Net Asset Value, at End of Year	$ 20.21

Total Return ***	4.04%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 12,842
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.98%
Ratio of Net Investment Income to Average Net Assets	2.10%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.98%
Ratio of Net Investment Income to Average Net Assets	3.09%
Portfolio Turnover	31.15%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the year September 1, 2016 (commencement of investment operations) through August 31, 2017.

The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2017

NOTE 1.  ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end, diversified, investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of four funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), the Archer Stock Fund (the “Stock Fund”) and the Archer Dividend Growth Fund (the “Dividend Growth Fund”) (collectively referred to as the “Funds”).

The Balanced Fund commenced operations on June 11, 2010.  The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation.  The investment objective of the Stock Fund is capital appreciation. The Archer Dividend Growth Fund commenced operations on September 1, 2016. The investment objective of the Dividend Growth Fund is to provide income and, as a secondary focus, long-term capital appreciation.  The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”).  See Note 5 for additional information regarding the Advisor.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes – The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to the shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (August 31, 2014 through August 31, 2016) or expected to be taken in the Funds’ August 31, 2017 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The amounts may subsequently be reclassified upon receipt of information from the issuer.

Dividends and Distributions – The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee.  Effective as of June 1, 2016 for the Balanced Fund, the Board of Trustees approved an increase in the redemption fee holding period to 90 days of purchase and an increase in the percentage of the redemption to 1.00%.  Investments made prior to June 1, 2016 were subject to the 30 day holding period at 0.50% in effect at the time of purchase.  The Income, Stock, and Dividend Growth Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within 90 calendar days of purchase. For the year ended August 31, 2017, the Balanced Fund, Income Fund, Stock Fund, and Dividend Growth Fund collected $1,296, $534, $368, and $1,377 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Structured Notes – The Balanced Fund and Income Fund invest in structured notes which are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

Reclassifications - As of August 31, 2017, the Stock Fund recorded permanent book/tax differences of $53,535 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Funds and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

NOTE 3.  SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

•

include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund/notes, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds, structured notes and municipal bonds). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Restricted securities (corporate bonds). Restricted securities for which quotations are not readily available are valued at fair value, as determined by the board of trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded companies. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 or the fair value hierarchy.

Investments in open-end mutual funds including money market funds are valued at their closing net asset value each business day and are classified in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value Balanced Fund’s assets measured at fair value as of August 31, 2017:

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3 (1)	Fair Value
Common Stocks *	$22,052,172	$ -	$ -	$ 22,052,172
Corporate Bonds *	-	5,972,641	103,813	6,076,454
Exchange Traded Note	225,280	-	-	225,280
Municipal Bonds	-	1,515,467	-	1,515,467
Real Estate Investment Trusts	547,670	-	-	547,670
Preferred Securities	305,610	-	-	305,610
Structured Notes	-	539,371	-	539,371
Short-Term Investment	2,121,577	-	-	2,121,577
	$25,252,309	$ 8,027,479	$ 103,813	$ 33,383,601

The following table summarizes the inputs used to value Income Fund’s assets measured at fair value as of August 31, 2017:

INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3 (1)	Fair Value
Common Stocks *	$ 15	$ -	$ -	$ 15
Corporate Bonds *	-	7,282,810	51,907	7,334,717
Exchange Traded Note	97,625	-	-	97,625
Municipal Bonds	-	2,920,522	-	2,920,522
Preferred Securities	185,472	-	-	185,472
Real Estate Investment Trusts	131,000	-	-	131,000
Structured Notes	-	571,177	-	571,177
Short-Term Investment	868,942	-	-	868,942
	$ 1,283,054	$10,774,509	$ 51,907	$12,109,470

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

(1) Denotes restricted security.

The following table summarizes the inputs used to value Stock Fund’s assets measured at fair value as of August 31, 2017:

STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$14,094,547	$ -	$ -	$ 14,094,547
Short-Term Investment	169,473	-	-	169,473
	$14,264,020	$ -	$ -	$ 14,264,020

The following table summarizes the inputs used to value Dividend Growth Fund’s assets measured at fair value as of August 31, 2017:

DIVIDEND GROWTH FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 9,971,861	$ -	$ -	$ 9,971,861
Real Estate Investment Trusts	2,311,512	-	-	2,311,512
Short-Term Investment	409,719	-	-	409,719
	$ 12,693,092	$ -	$ -	$12,693,092

*Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

The Stock Fund and the Dividend Growth Fund did not hold any Level 3 assets during the year ended August 31, 2017; therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balanced Fund Level 3	Income Fund Level 3
Balance as of 8/31/2016	$ 135,806	$ 67,903
Accrued Accretion/(Amortization)	-	-
Change in Unrealized Appreciation/(Depreciation)	323	162
Realized Gain/(Loss)	-	-
Purchases/Sales	(32,316)	(16,158)
Transfers In/(Out) of Level 3	-	-
Balance as of 8/31/2017	$ 103,813	$ 51,907

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of August 31, 2017:

	Fair Value at 8/31/2017	Valuation Technique	Unobservable Input	Range
Balanced Fund:
Corporate Bonds	$ 103,813	Similar Corporate Bonds on Schwab	Similar Maturity Bonds	102-105

Income Fund:
Corporate Bonds	$ 51,907	Similar Corporate Bonds on Schwab	Similar Maturity Bonds	102-105

NOTE 4. DERIVATIVE TRANSACTIONS

As of August 31, 2017, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2017.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Structured Notes

Balanced Fund

    $ 539,371

Income Fund

    $ 571,177

Unrealized gains and losses on derivatives during the year ended August 31, 2017, for the Balanced and Income Funds, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation (Depreciation) on Investments” as follows:

Balanced Fund

 ($11,527)

Income Fund

($15,160)

There was no realized gain or loss on sales of Structured Notes for the year ended August 31, 2017 for the Balanced and Income Funds.

NOTE 5.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% for the Balanced Fund, 0.50% for the Income Fund, and 0.75% for the Stock Fund and the Dividend Growth Fund, of each Fund’s average daily net assets.  For the year ended August 31, 2017, the Advisor earned fees of $229,090 for the

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

Balanced Fund, $58,794 for the Income Fund, and $99,649 for the Stock Fund, before the waivers and reimbursements described below. For the period September 1, 2016 (commencement of operations) through August 31, 2017, the Advisor earned fees of $80,831 for the Dividend Growth Fund, before the waivers and reimbursements described below.  At August 31, 2017, the Balanced Fund owed the Advisor $287, the Advisor owed the Income Fund $1,108, the Stock Fund owed the Advisor $119, and the Advisor owed the Dividend Growth Fund $92, in advisory fees.

The Advisor also performs administrative duties for the Funds, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. During the year ended August 31, 2017, the Advisor earned administrative fees of $152,727 for the Balanced Fund, $58,794 for the Income Fund, and $66,432 for the Stock Fund. For the period September 1, 2016 (commencement of operations) through August 31, 2017, the Advisor earned administrative fees of $54,247 for the Dividend Growth Fund.  At August 31, 2017, the Balanced Fund owed the Advisor $458, the Advisor owed the Income Fund $1,399, the Stock Fund owed the Advisor $195, and the Dividend Growth Fund owed the Advisor $174 in administrative fees.

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2019 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2017, the Advisor waived fees and/or reimbursed expenses of $142,848.  Each waiver or reimbursement by the Advisor is subject to repayment by the Balanced Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Balanced Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2020 totaled $421,757.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2017 were as follows:

Subject to Repayment
Amount	by August 31,
$134,899	2018
$144,010	2019
$142,848	2020

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

Archer Income Fund

Prior to December 29, 2016, the Advisor contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 1.18% of the Income Fund’s average daily net assets; as of December 29, 2016, the Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2019 so that the above noted expenses do not exceed 1.08% of the Income Fund’s average daily net assets.  For the year ended August 31, 2017, the Advisor waived fees and/or reimbursed expenses of $63,443.  Each waiver or reimbursement by the Advisor is subject to repayment by the Income Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Income Fund is able to make the repayment without exceeding the 1.08% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2020 totaled $159,653.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2017 were as follows:

Subject to Repayment
Amount	by August 31,
$ 45,537	2018
$ 50,673	2019
$ 63,443	2020

Archer Stock Fund

Prior to December 29, 2016, the Advisor contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Stock Fund invests) do not exceed 1.45% of the Stock Fund’s average daily net assets; as of December 29, 2016, the Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2019 so that the above noted expenses do not exceed 1.38% of the Stock Fund’s average daily net assets.  For the year ended August 31, 2017, the Advisor waived fees and/or reimbursed expenses of $59,473.  Each waiver or reimbursement by the Advisor is subject to repayment by the Stock Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Stock Fund is able to make the repayment without exceeding the 1.45% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2020 totaled $169,880.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2017 were as follows:

Subject to Repayment
Amount	by August 31,
$ 57,648	2018
$ 52,759	2019
$ 59,473	2020

Archer Dividend Growth Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2019 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Dividend Growth Fund invests) do not exceed 0.98% of the Dividend Growth Fund’s average daily net assets. For the period September 1, 2016 (commencement of operations) through August 31, 2017, the Advisor waived fees and/or reimbursed expenses of $107,662.  Each waiver or reimbursement by the Advisor is subject to repayment by the Dividend Growth Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Dividend Growth Fund is able to make the repayment without exceeding the 0.98% expense limitation.

The amounts subject to repayment by the Dividend Growth Fund, pursuant to the aforementioned conditions, at August 31, 2017 were as follows:

Subject to Repayment
Amount	by August 31,
$107,662	2020

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating  0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2018 for the Balanced, Income, and Stock Funds. The Dividend Growth Fund has not adopted The Plan.

Related Party

Umberto Anastasi is an officer of the Trust, and therefore an interested person.  Mr. Anastasi is an employee of Mutual Shareholder Services, LLC (“MSS”).  MSS is the transfer agent and fund accountant of the Funds.  For the year ended August 31, 2017, MSS earned fees of $131,273 from the Trust.

NOTE 6.  INVESTMENTS

Archer Balanced Fund

For the year ended August 31, 2017, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $6,412,430 and $5,254,991, respectively.

Archer Income Fund

For the year ended August 31, 2017, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $2,448,613 and $2,373,547, respectively.

Archer Stock Fund

For the year ended August 31, 2017, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $9,599,742 and $9,828,463, respectively.

Archer Dividend Growth Fund

For the year ended August 31, 2017, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $15,545,932 and $3,383,193, respectively.

NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2017, First Clearing, LLC., for the benefit of it’s customers owned, in aggregate, approximately 48.43% of the voting securities of the Balanced Fund, approximately 48.55% of the voting securities of the Income Fund, approximately 58.58% of the voting securities of the Stock Fund, and approximately 66.50% of the voting securities of the Dividend Growth Fund, and may be deemed to control each of the respective Funds.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

NOTE 8.  TAX MATTERS

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of August 31, 2017, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund
Unrealized Appreciation (Depreciation)	$ 5,617,629	$ (18,988)	$2,951,147	$ 365,804
Undistributed Ordinary Income/(Loss)	132,722	-	-	529
Deferral of Post-October Capital Loss	-	(68,969)	-	(237,636)
Deferral of Post-December Ordinary Loss	-	(285)	(36,303)	-
Undistributed long term capital gains	541,426	-	-	-
Capital loss carryforward expiring +:
Short term (no expiration)	-	(134,407)	(25,848)	-
Long term (no expiration)	-	(105,823)	-	-
Total Distributable Earnings	$ 6,291,777	$(328,472)	$2,888,996	$ 128,697

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year. The net unrealized appreciation and accumulated net realized gain figures reported in the statement of assets and liabilities due to the tax deferral of wash sales and book/tax treatment of short term capital gains on the Balanced Fund.  The capital loss carryforwards shown above differ from corresponding accumulated net realized loss figures reported in the statement of assets and liabilities due to post-October and post December capital loss deferrals on the Income and Stock Funds. The Balanced Fund utilized $111,371 of capital loss carryforwards in the current tax year.  The Stock Fund utilized $113,713 of short term capital loss carryforward in the current tax year. The Income Fund utilized $8,695 of short term capital loss carryforward in the current tax year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years.  The Funds will not make distributions from capital gains while a capital loss remains.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

As of August 31, 2017 for U.S. Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced	Income	Stock	Dividend
	Fund	Fund	Fund	Growth Fund

Gross unrealized appreciation on investment securities	$ 6,123,941	$ 208,013	$3,281,630	$ 782,070
Gross unrealized depreciation on investment securities	(506,312)	(227,001)	(330,482)	(416,266)
Net unrealized appreciation (depreciation)	$ 5,617,629	$ (18,988)	$ 2,951,147	$ 365,804

Tax cost of investments (including short-term investments)	$27,765,972	$12,128,458	$11,312,873	$ 12,327,288

The Funds paid the following distributions for the years ended August 31, 2017 and August 31, 2016, as applicable:

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2017	$ 479,187	Ordinary Income
Balanced Fund	8/31/2017	$ 193,940	Long term capital gain

Income Fund	8/31/2017	$ 342,243	Ordinary Income

Stock Fund	8/31/2017	$ -	-

Dividend Growth Fund	8/31/2017	$ 333,927	Ordinary Income

	Year Ended	$ Amount	Tax Character

Balanced Fund	08/31/16	$ 387,917	Ordinary Income

Income Fund	08/31/16	$ 287,575	Ordinary Income

Stock Fund	08/31/16	$ 628,636	Long term capital gain

NOTE 9.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

NOTE 10.  NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.  The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

NOTE 11.  SUBSEQUENT EVENTS

On September 28, 2017, the Balanced Fund paid shareholders of record at September 28, 2017, a net investment income distribution of $102,353, equivalent to $0.03858 per share; the Income Fund paid shareholders of record at September 28, 2017, a net investment income distribution of $27,925, equivalent to $0.04341 per share, and the Dividend Growth Fund paid shareholders of record at September 28, 2017, a net investment income distribution of $34,487, equivalent to $0.05407 per share.  Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees of

   Archer Balanced Fund, Archer Income Fund, Archer Stock Fund and Archer Dividend Growth Fund, each a Series of the Archer Investment Series Trust

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund (“Balanced Fund”), Archer Income Fund (“Income Fund”), Archer Stock Fund (“Stock Fund”) and Archer Dividend Growth Fund (“Dividend Growth Fund”), collectively the Funds, each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Balanced Fund, Income Fund and Stock Fund and for the year September 1, 2016 (commencement of investment operations) through August 31, 2017 for the Dividend Growth Fund.   These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of August 31, 2017, the results of their operation, changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

October 26, 2017

ARCHER FUNDS

EXPENSE ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period – March 1, 2017 through August 31, 2017.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ARCHER FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

Archer Balanced Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2017	August 31, 2017	March 1, 2017 to August 31, 2017

Actual	$1,000.00	$1,042.58	$6.18
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2017	August 31, 2017	March 1, 2017 to August 31, 2017

Actual	$1,000.00	$1,019.62	$5.50
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.76	$5.50

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Stock Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2017	August 31, 2017	March 1, 2017 to August 31, 2017

Actual	$1,000.00	$1,031.27	$7.07
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.25	$7.02

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Dividend Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2017	August 31, 2017	March 1, 2017 to August 31, 2017

Actual	$1,000.00	$976.64	$4.88
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.27	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period and actual period).

ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2017 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (70) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (62) Independent Trustee, January 2010 to present	Goodin, Orzeske & Blackwell, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 4 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy Patton (48) Trustee & President, December 2009 to present	Frontier CPA Group – Managing Partner. 1996-2004 Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Umberto Anastasi, (43) Treasurer, September 2015 to present	Mutual Shareholders Services, LLC –Vice President. 1999 – present.
C. Richard Ropka, Esq. (53) Secretary, December 2009 to present	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present, Attorney - Rabil, Ropka, Kingett and Stewart, LLC January 1, 2004 – May 1, 2008
Mason Heyde (28) Chief Compliance Officer, August 2015 to present	Archer Investment Corporation (2012 – present) Compliance/Admin
Sara Mahon Assistant Chief Compliance Officer	Archer Investment Corporation (2007 – present) Compliance/Admin

*    The address for each trustee and officer of the Trust is 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 4 Funds.

ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2017 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Consideration and Renewal of Management Services Agreement with Archer Investment Corporation with respect to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund and the Archer Dividend Growth Fund.

On August 17, 2017, the Board of Trustees (the “Board” or the “Trustees”) of the Archer Investment Series Trust (the “Trust”), comprised of a majority of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), met in person to review and discuss the renewal of the Management Services Agreement (“Agreement”) between the Trust and Archer Investment Corporation (the “Adviser” or “AIC”) with respect to the Archer Balanced Fund, the Archer Stock Fund, the Archer Income Fund and the Archer Dividend Growth Fund (the “Funds”), to provide day-to-day portfolio management services for the Funds.

With the assistance and advice of counsel, the Trustees had requested and received information prior to the meeting that they deemed relevant or necessary to consider in the engagement process. In addition, they received a memorandum from counsel discussing, among other things, the fiduciary duties and responsibilities of the Board in reviewing and considering renewal. The Trustees reviewed and discussed the foregoing information during a private session with their counsel and during the Board meeting. Counsel also reviewed with the Trustees the types of information and factors that they should and should not take into consideration in making their decision regarding the engagement.   In particular, counsel discussed the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

Funds; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the Advisor’s practices regarding possible conflicts of interest.  Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In assessing these factors and reaching its decisions, the Independent Trustees took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented pursuant to their request in connection with the annual renewal process. The Board, requested and was provided information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and organizational support provided to the Funds and their shareholders by AIC; (ii) quarterly assessments of the investment performance of the Funds by personnel of AIC; (iii) commentary on each Fund’s performance; (iv) presentations by the Funds’ portfolio manager of AIC’s investment philosophy, investment strategy, personnel and operations; (v) the Funds and AIC compliance and audit reports; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of AIC; and (vii) a memorandum from the Funds’ legal counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving each of the Agreements, including the material factors and corresponding relevant information that should be considered by the Board in order to make an informed decision.  The Board also requested and received materials prepared by AIC (“AIC 15(c) Response”), including, without limitation: (i) documents containing information about AIC; (ii) a description of personnel and the services provided to each Fund; (iii) information on investment advice, performance; (iv) summaries of fund expenses, compliance program, current legal matters, and other general information; (v) comparative expense and performance information for other mutual funds with strategies similar to the Funds; (vi) the effect of each Fund’s size on its performance and expenses; (vii) benefits to be realized by AIC from its relationship with the Funds, and (viii) the Advisor’s practices regarding possible conflicts of interest.

The Independent Trustee did not identify any single piece of information that was most relevant to its consideration to approve the continuation of each Fund’s Management Services Agreement and each Independent Trustee may have afforded different weight to the various factors that are specifically required to be considered for purposes of disclosure in the Funds’ next set of financial statements.

Nature, Extent and Quality of the Services Provided by AIC.  In considering the nature, extent, and quality of the services provided by AIC, the Trustees reviewed the responsibilities of AIC under each Agreement. The Trustees reviewed the services being provided by AIC to each Archer Fund including, without limitation: the quality of AIC investment advisory services (including research and recommendations with respect to portfolio securities) and assuring compliance with each Fund’s investment objectives and limitations, as well as for ensuring compliance with regulatory requirements; its

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

coordination of services for the Funds among the service providers and the Independent Trustees; and its efforts to promote the Funds and grow each Fund’s assets. The Trustees noted AIC’s continuity of, and commitment to retain and enhance, qualified personnel; and AIC’s continued cooperation with the Independent Trustees, the chief compliance officer and Legal Counsel for the Funds. The Trustees noted that several of the officers of the Trust, including the principal executive officer and president for the Trust were employees of AIC, and they served the Trust without additional compensation. The Trustees noted the continued efforts of AIC in marketing the Funds; its efforts to expand the Archer Investment Series Trust with the establishment of the Archer Dividend Growth Fund; and their continued desire to expand its reach through advisor representatives and the Archer brand.  After reviewing the foregoing information and further information in the materials provided by AIC (including AIC’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by AIC were of high quality, reasonable and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

Investment Performance of the Funds and AIC.  In considering the investment performance of the Funds and AIC, the Trustees compared the short and long-term performance of each Fund. The Trustees also considered the consistency of AIC’s management of the Funds with the investment objectives and policies along with the overall performance of each Archer Fund under the Trust along with the materials which the Board has reviewed at each quarterly Board meeting throughout the current fiscal year-to-date.

Overall, the Trustees concluded that the performance of each Fund was acceptable, although the Trustees will continue to monitor each Fund’s performance against its benchmark and peer group.

Costs of the Services to be provided and Profits to be Realized by AIC.  In considering the costs of the services to be provided and profits to be realized by AIC from the relationship with the Funds, the Trustees considered: (1) AIC’s financial condition (as reported by the company) and the level of commitment to the Funds and by the principals of AIC; (2) the increasing asset levels of the Funds; (3) the overall expenses of the Funds; (4) the nature and frequency of advisory fee payments; and (5) the newly formed Archer Dividend Growth Fund. The Trustees also considered potential benefits for AIC in managing the Funds including the newly formed Archer Dividend Growth Fund. The Trustees noted that AIC is profitable with regard to its relationship with the Funds. The Trustees noted that the Funds’ advisory fees remain slightly higher than other funds, however they did recognize that AIC reduced the expense limitation on the Income Fund during this fiscal year and is seeking to reduce the expense limitation on the Stock and Balanced Funds in the upcoming fiscal year.  AIC’s desire to remain competitive is reflected in its desire to reduce the fees to the shareholders.  The Trustees concluded that given the relatively small asset levels of the Funds, it would be difficult for any adviser to operate the Funds at average cost levels and that AIC had put forth efforts to control the operating expenses of the Funds and increase the assets. The Trustees noted AIC’s continued efforts to manage the expenses of the Funds. The Board concluded that although Fund expenses were higher than peer averages, such expenses were justified and

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

unavoidable given the complex regulatory requirements, and most importantly, the relatively small levels of assets in each of the Funds. Based on the foregoing, the Board concluded that the fees to be paid to AIC by the Funds and the profits to be realized by AIC, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Economies of Scale.   The Board, including the Independent Trustees, also considered whether there have been any economies of scale with respect of the management of the Archer Funds and whether there is potential for realization of any further economies of scale having multiple funds for which the Advisor manages. In doing so, the Board considered the potential benefits for the Adviser in managing multiple series under the Archer Investment Series Trust, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into one of the Archer Funds.  After comparing the fees under the Management Services Agreement with those paid by comparable funds and considering all the foregoing, the Board concluded that the management fees to be paid to the Adviser by each Fund were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Adviser.  In considering AIC’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or AIC’s other accounts; and the substance and administration of AIC’s code of ethics. The Trustees also noted that AIC may enjoy some enhanced status as an investment adviser to a larger family of registered mutual funds. Based on the foregoing, the Board determined that AIC’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Conclusion.  Having requested and received such information from the Adviser as the Independent Trustees of the Board of Trustees believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of legal counsel, the Board, including the Independent Trustees, using their reasonable business judgment, concluded that the overall arrangement provided under the terms of the Management Services Agreement was a reasonable business arrangement and that renewal of the Management Services Agreement was in the best interests of the Trust and each Fund’s shareholders.

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2017

$ 33,000

FY 2016

$ 26,000

(b)

Audit-Related Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2017

$ 7,400

FY 2016

$ 5,550

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2017

$ 7,400

FY 2016

$ 5,550

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date: November 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date: November 7, 2017

* Print the name and title of each signing officer under his or her signature.